Exhibit 10.7

Certain portions of this exhibit have been omitted in accordance with Item 601(b)(10) of Regulation S-K because the omitted information is not material and is the type that the Registrant treats as private or confidential. The redaction of such information is indicated by [***].

Massachusetts Institute of Technology and

Liberty Defense Technologies, Inc

FIFTH AMENDMENT

This Fifth Amendment, effective as of August 1, 2022 is made by and between the Massachusetts Institute of Technology, a nonprofit research institution having a principal address at 77 Massachusetts Avenue, Cambridge, MA 02139 (“MIT”) and Liberty Defense Technologies, Inc (“COMPANY”), a Massachusetts corporation, with a principal place of business at 2 Sun Court, Suite 230, Peachtree Corners, GA 30092, and amends that certain Exclusive Patent License Agreement between the Parties dated as of September 10, 2018, (the “LICENSE AGREEMENT”) (MIT No. 4915113). Capitalized terms used herein without definition shall have the meaning given such terms in the LICENSE AGREEMENT.

WHEREAS, MIT and COMPANY executed a First Amendment to the LICENSE AGREEMENT on March 4, 2019 to update Appendix A; and

WHEREAS, MIT and COMPANY executed a Second Amendment to the LICENSE AGREEMENT on March 28, 2019 to amend the engineering prototype diligence requirement; and

WHEREAS, MIT and COMPANY executed a Third Amendment to the LICENSE AGREEMENT on September 20, 2019 to amend the engineering beta prototype diligence requirement and clarify the plant visit requirement; and

WHEREAS, MIT and COMPANY executed a Fourth Amendment to the LICENSE AGREEMENT on March 12, 2020, to amend the diligence requirements; and

WHEREAS, MIT and COMPANY wish to further amend the LICENSE AGREEMENT to reflect the current PATENT RIGHTS;

NOW, THEREFORE, the Parties agree as follows:

1.       Appendix A of the License Agreement is hereby deleted in its entirety and replaced with the Appendix A attached hereto and set forth below the signatures of the parties on this Fifth Amendment.

2.       Appendix B of the License Agreement is hereby deleted in its entirety and replaced with the Appendix B attached hereto and set forth below the signatures of the parties on this Fifth Amendment.

Except as specifically amended herein, the terms and conditions of the LICENSE AGREEMENT shall remain in full force and effect.

No provision of this Fifth Amendment may be modified or amended except as expressly in writing signed by both parties nor shall any terms be waived except expressly in writing signed by the party charged therewith. This Fifth Amendment shall be governed in accordance with the laws of the Commonwealth of Massachusetts, U.S.A.

MASSACHUSETTS INSTITUTE OF TECHNOLOGY		LIBERTY DEFENSE TECHNOLOGIES, INC.

By:	/s/Lesley Millar-Nicholson	By:	/s/William Frain
Name:	Lesley Millar-Nicholson	Name:	William Frain
Title:	Executive Director	Title:	CEO

APPENDIX A

List of Patent Applications and Patents

M.I.T. Case No. 18409L

[***]

APPENDIX B

List of Countries (excluding United States) for which PATENT RIGHTS Applications will be Filed, Prosecuted and Maintained

[***]

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